CONSENT OF
                   PERSON NAMED AS ABOUT TO BECOME A DIRECTOR
                           OF COLLECTIBLES USA, INC.




In conformity with Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to be named, in the Registration Statement on Form S-1 to be filed by Collectibles USA, Inc. (the "Company") with the Securities and Exchange Commission, as a person about to become a director of the Company.




Date:  May 9, 1997



                                                       /s/ Michael A. Baker
                                                       -------------------------
                                                       Name:  Michael Baker

                                   CONSENT OF
                   PERSON NAMED AS ABOUT TO BECOME A DIRECTOR
                           OF COLLECTIBLES USA, INC.





In conformity with Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to be named, in the Registration Statement on Form S-1 to be filed by Collectibles USA, Inc. (the "Company") with the Securities and Exchange Commission, as a person about to become a director of the Company.




Date:  May 6, 1997



                                                       /s/ Vincent J. Browne
                                                       -------------------------
                                                       Name:  Vincent J. Browne

                                   CONSENT OF
                   PERSON NAMED AS ABOUT TO BECOME A DIRECTOR
                           OF COLLECTIBLES USA, INC.





In conformity with Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to be named, in the Registration Statement on Form S-1 to be filed by Collectibles USA, Inc. (the "Company") with the Securities and Exchange Commission, as a person about to become a director of the Company.




Date:  May 2, 1997



                                                       /s/ Roy C. Elwell
                                                       -------------------------
                                                       Name:  Roy C. Elwell

                                   CONSENT OF
                   PERSON NAMED AS ABOUT TO BECOME A DIRECTOR
                           OF COLLECTIBLES USA, INC.





In conformity with Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to be named, in the Registration Statement on Form S-1 to be filed by Collectibles USA, Inc. (the "Company") with the Securities and Exchange Commission, as a person about to become a director of the Company.




Date:  May 8, 1997



                                                       /s/ Jerry Gladstone
                                                       -------------------------
                                                       Name:  Jerry Gladstone

                                   CONSENT OF
                   PERSON NAMED AS ABOUT TO BECOME A DIRECTOR
                           OF COLLECTIBLES USA, INC.





In conformity with Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to be named, in the Registration Statement on Form S-1 to be filed by Collectibles USA, Inc. (the "Company") with the Securities and Exchange Commission, as a person about to become a director of the Company.




Date:  May 2, 1997



                                                       /s/ David K. Green
                                                       -------------------------
                                                       Name:  David K. Green

                                   CONSENT OF
                   PERSON NAMED AS ABOUT TO BECOME A DIRECTOR
                           OF COLLECTIBLES USA, INC.





In conformity with Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to be named, in the Registration Statement on Form S-1 to be filed by Collectibles USA, Inc. (the "Company") with the Securities and Exchange Commission, as a person about to become a director of the Company.




Date:  May 8, 1997



                                                       /s/ Paul Shirley
                                                       -------------------------
                                                       Name:  Paul Shirley

                                   CONSENT OF
                   PERSON NAMED AS ABOUT TO BECOME A DIRECTOR
                           OF COLLECTIBLES USA, INC.





In conformity with Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to be named, in the Registration Statement on Form S-1 to be filed by Collectibles USA, Inc. (the "Company") with the Securities and Exchange Commission, as a person about to become a director of the Company.




Date:  May 2, 1997



                                                       /s/ Susan M. Spiegel
                                                       -------------------------
                                                       Name:  Susan M. Spiegel

                                   CONSENT OF
                   PERSON NAMED AS ABOUT TO BECOME A DIRECTOR
                           OF COLLECTIBLES USA, INC.





In conformity with Rule 438 of the Securities Act of 1933, as amended, the undersigned hereby consents to be named, in the Registration Statement on Form S-1 to be filed by Collectibles USA, Inc. (the "Company") with the Securities and Exchange Commission, as a person about to become a director of the Company.




Date:  June 10, 1997



                                                       /s/ David Stone
                                                       -------------------------
                                                       Name:  David Stone